October 6, 2021 AppLovin’s Acquisition of Twitter’s MoPub Business Exhibit 99.2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “expect,” “plan,” “going to,” “intend,” “target,” “project,” “believe,” “estimate,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. The forward-looking statements in this presentation are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding the proposed acquisition of the MoPub business; the integration of MoPub into the AppLovin platform; the impact of the transaction on our business and platform including the expected increases in AppLovin’s revenue and costs; the impact of the transaction for our customers; our expected future capital raising activities and our expected net debt/EBITDA ratio; and our expectations regarding future product performance including the improved monetization of ad inventory, improved ROI for mobile advertisers and improved relevance of advertising. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, that could cause actual results to differ materially from those projected. These risks include our inability to complete the transaction, our inability to integrate MoPub, and the competitive mobile app ecosystem. The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021. Except as required by law, AppLovin Corporation does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measure This presentation contains a discussion of Net Debt/EBITDA, a financial measure not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Net Debt/EBITDA as used in this presentation is calculated in the same manner as Consolidated Senior Secured Debt to Consolidated EBITDA Ratio in accordance with the terms of our credit agreement. Net Debt/EBITDA is presented for supplemental information purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. We have not provided the forward-looking GAAP equivalent for our Net Debt/EBITDA guidance as a result of the uncertainty regarding, and the potential variability of, certain reconciling items such as stock-based compensation expense, which makes a reconciliation to the corresponding GAAP measure unavailable without unreasonable effort. Forward-Looking Statements

Overview Definitive agreement to acquire Twitter’s MoPub business for $1.05 billion in cash Highly strategic and accretive to AppLovin’s fast growing software platform MoPub Business Summary Founded in 2010 and acquired by Twitter in 2013 Provides advertising solutions for buyers and sellers to transact on mobile ads RTB exchange integrates with +130 DSPs; Connects partners with +1.5 billion devices MoPub generated ~$188 million in revenue in 2020 with solid growth in 2021 YTD Financial Impact (subject to timing of close) Expect incremental annual software revenue run-rate of approximately $240-$260 million per year based on 4Q22E Expect incremental annual cost run-rate of approximately $35-$45 million resulting in a high incremental contribution to cash flow Software revenue from MoPub acquisition would be incremental to our previous estimated outlook for Software revenue of $1 billion in 2022E Timing Transaction expected to close in 2022, subject to regulatory approvals AppLovin and Twitter to support MoPub customers during a transition period post-close Funding AppLovin ended 2Q21 with $1.2 billion in cash with access to a $600 million undrawn revolver Expect to opportunistically access debt markets to raise an additional $1 billion Pro forma leverage with additional debt expected to be less than 2x net debt/EBITDA for 2022E Summary of AppLovin’s Acquisition of MoPub

Improve ROI For Advertisers Access to more publishers at market-efficient pricing Extends our combined platform to include MoPub’s supply of 45K apps reaching +1.5 billion addressable users Accelerate Shift To In-App Bidding Increases transparency of pricing and data Improves efficiency by increasing access for buyers and sellers The strategic combination of MoPub’s business with AppLovin’s software platform enhances the growth potential of the mobile app ecosystem and is highly accretive to AppLovin’s growth and cash flow Grow Revenue for Publishers Adding MoPub’s +130 demand partners to access our combined monetization platform More demand and first-price real-time auctions increase competition for inventory Strategic and Accretive to AppLovin Greatly enhances our platform’s competitive position in a large, rapidly-growing market Highly accretive to the growth of our software revenue and cash flow Strategic Rationale